SUPPLEMENTAL AGREEMENT NO. 9

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 9 (SA-9), entered into as of April _6__, 2018 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to (i) revise the Schedule Delivery Month for forty (40) 737-8 Aircraft (Revised Delivery Aircraft) currently scheduled to deliver in calendar years 2020, 2021, and 2022 and move the applicable Scheduled Delivery Months of the Revised Delivery Aircraft to [*CTR], (ii) revise certain [*CTR], and (iii) provide [*CTR] for the Revised Delivery Aircraft; and

WHEREAS, Customer and Boeing desire to revise letter agreement AAL-PA-3735-1106651, entitled “[*CTR]”, to [*CTR] aircraft.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.	Table of Contents.

PA 03735                                        SA-9, Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The “Table Of Contents” to the Purchase Agreement referencing SA-8 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-9 in the footer to reflect changes made to the Purchase Agreement by this SA-9. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.	Tables.

2.1    Table 1R3. Table 1R3, entitled “Base Weight 737-8 Aircraft Delivery, Description, Price, and Advance Payments,” referencing SA-6 in the footer is deleted in its entirety and replaced with Table 1R4, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments,” (attached hereto) referencing SA-9 in the footer. Such Table 1R4 is hereby incorporated into the Purchase Agreement in replacement of Table 1R3.

2.2    Table 1-2. Table 1-2, entitled “737-8 Revised Delivery Aircraft Delivery, Description, Price, and Advance Payments,” referencing SA-9 in the footer (Table 1-2) is hereby incorporated into the Purchase Agreement.

3.	Exhibit.
Exhibit A2. Exhibit A2, entitled “Revised Aircraft Configuration,” reflecting the Optional Features of the Revised Delivery Aircraft (Exhibit A2) is hereby incorporated into the Purchase Agreement. For the avoidance of doubt, Boeing will (i) manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit AR1 and with the Optional Features Prices set forth in Exhibit AR1 in the quantities listed in Table 1R4 and (ii) manufacture and sell to Customer Revised Delivery Aircraft conforming to the configuration described in Exhibit A2 and with the Optional Features Prices set forth in Exhibit A2 in the quantities listed in Table 1-2.

4.	Letter Agreement.
4.1    Letter Agreement No. AAL-PA-3735-1106650R2, entitled “[*CTR],” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-3735-1106650R3 (attached hereto) referencing SA-9 in the footer (Revised [*CTR]). The Revised [*CTR] is hereby incorporated into the Purchase Agreement.
4.2    Letter Agreement No. AAL-PA-3735-1106651, entitled “[*CTR],” inclusive of Attachment A, is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-3735-1106651R1, inclusive of a revised Attachment A (attached hereto) and referencing SA-9 in the footer (Revised [*CTR] Agreement). The Revised [*CTR] Agreement is hereby incorporated into the Purchase Agreement.

PA 03735                                        SA-9, Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3    Letter Agreement No. AAL-PA-3735-1801206, entitled “[*CTR],” inclusive of Attachment A and referencing SA-9 in the footer ([*CTR] Agreement) is hereby incorporated into the Purchase Agreement.

5.	Miscellaneous.
5.1    For avoidance of doubt, Revised Delivery Aircraft remain Aircraft under the Purchase Agreement.
5.2    The definition of “Aircraft” in Exhibit C to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
Aircraft means any or all, as the context requires, of the Boeing Model 737 MAX aircraft described in Section 1 of the Basic Articles to the Purchase Agreement, and as further specified in Table 1(R4) or Table 1-2 to the Purchase Agreement, together with the Aircraft Software, Engines and Parts that are incorporated or installed in or attached to such aircraft.
5.3    The Purchase Agreement is amended as set forth above by the revised Table Of Contents, Table 1R4, Table 1-2, Exhibit A2, the Revised [*CTR], the Revised [*CTR] Agreement, and the [*CTR] Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.4    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Table 1 or Table 1R2 or Table 1R3, are deemed to refer to Table 1R4 and Table 1-2.
5.5    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Exhibit A or Exhibit AR1	Exhibit AR1 and Exhibit A2
Letter Agreement No. AAL-PA-3735-1106650R2	Letter Agreement No. AAL-PA-3735-1106650R3
Letter Agreement No. AAL-PA-3735-1106651	Letter Agreement No. AAL-PA-3735-1106651R1

5.6    Upon the execution of this SA-9, Boeing shall [*CTR]. Such [*CTR] Customer to Boeing in accordance with the Purchase Agreement. The [*CTR].

Intentionally Left Blank

PA 03735                                        SA-9, Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

April 6, 2018
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 03735                                            SA-9, Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R4. 1-2	Aircraft Information Table Revised Delivery Aircraft Information Table	9 9
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[*CTR]
LA-1106650R3	[*CTR]	9
LA-1106651R1	[*CTR]	9
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters - 737 MAX~~ Withdrawn	6
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735             TABLE OF CONTENTS, Page 1 of 2                SA-9
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668R1	[*CTR]	8
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4
LA-1600852	[*CTR]	5
LA-1603773	[*CTR]	5
LA-1605402	[*CTR]	6
LA-1700919	[*CTR]	7
LA-1801206	[*CTR]	9

* ‑ This is an intended gap as there are no Letter Agreements LA-1106674 through LA‑1106676 incorporated by the Purchase Agreement.

PA-03735             TABLE OF CONTENTS, Page 2 of 2                SA-9
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Airframe Model/MTOW: 737-8	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust: CFMLEAP-1B25	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:	$[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:	$[*CTR]
Sub-Total of Airframe and Features:	$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	$[*CTR]	Base Year Index (CPI):	[*CTR]
Buyer Furnished Equipment (BFE) Estimate:	$[*CTR]
Seller Purchased Equipment (SPE) Estimate:	$[*CTR]
LIFT Seats Provided by Boeing (Estimate):	$[*CTR]
Deposit per Aircraft:	$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]	44459	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2017	1	[*CTR]	44463	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2017	1	[*CTR]	44465	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2017	1	[*CTR]	44446	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44447	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44451	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44448	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44449	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44455	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44450	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44452	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44453	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44454	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R4 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2018	1	[*CTR]	44456	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44457	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44458	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44460	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44461	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44462	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2018	1	[*CTR]	44464	N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AAL-PA-03735 108567-1F.txt                            Boeing Proprietary                                SA-9

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R4 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2019	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		N/A	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AAL-PA-03735 108567-1F.txt                            Boeing Proprietary                                SA-9

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R4 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

Total    60

AAL-PA-03735 108567-1F.txt                            Boeing Proprietary                                SA-9

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1-2 To
Purchase Agreement No. PA-03735
737-8 Revised Delivery Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust: CFMLEAP-1B25	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:	$[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:	$[*CTR]
Sub-Total of Airframe and Features:	$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	$[*CTR]	Base Year Index (CPI):	[*CTR]
Buyer Furnished Equipment (BFE) Estimate:	$[*CTR]
Seller Purchased Equipment (SPE) Estimate:	$[*CTR]
LIFT Seats Provided by Boeing (Estimate):	$[*CTR]
Deposit per Aircraft:	$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2024	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 1

Table 1-2 To
Purchase Agreement No. PA-03735
737-8 Revised Delivery Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 2

Table 1-2 To
Purchase Agreement No. PA-03735
737-8 Revised Delivery Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	2	[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]		Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]		No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

Total    40

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and American Airlines, Inc.
Exhibit A2 to Purchase Agreement Number 03735

AAL-PA-03735-EXA2                            SA-9, Page 1 of 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A2
AIRCRAFT CONFIGURATION
Dated as of the SA-9 Effective Date relating to
BOEING MODEL 737-8 MAX AIRCRAFT

The Detail Specification is Boeing document number [*CTR], as may subsequently be amended. The Detail Specification provides [*CTR] set forth in this Exhibit A2. Such Detail Specification will be comprised of Boeing configuration specification [*CTR]. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which will reflect [*CTR]. The [*CTR], except such [*CTR].

AAL-PA-03735-EXA2                            SA-9, Page 2 of 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 1

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 2

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 3

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 4

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 5

BOEING PROPRIETARY

Configuration Item Number	Title	[*CTR] Revised Delivery Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

	TOTAL – [*CTR] - EXHBIT A:	[*CTR]
[*CTR]: 191

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-9
AAL-PA-03735 108716-1F.txt                        Boeing Proprietary                            Page 6

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

AAL-PA-03735-LA-1801206

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. PA-3735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The terms and conditions described in this Letter Agreement are applicable only to the aircraft described in Section 1 below.

1.	Revised Delivery Schedule.

This Letter Agreement revises the Scheduled Delivery Month of forty (40) Aircraft currently scheduled to deliver in calendar years [*CTR] (Revised Delivery Aircraft) and moves the Scheduled Delivery Months to calendar years [*CTR]. For avoidance of doubt, Revised Delivery Aircraft remain Aircraft under the Purchase Agreement. Attachment A of this Letter Agreement identifies the Revised Delivery Aircraft by the original delivery month (Original Contract Delivery Month) and sets forth the revised delivery month (Revised Contract Delivery Month) for the Revised Delivery Aircraft. Additionally, Table 1-2 of the Purchase Agreement includes the Revised Delivery Aircraft per the revisions of this Letter Agreement.

2.	[*CTR].

Boeing agrees that it is [*CTR] revising the delivery schedule of the Revised Delivery Aircraft.

3.	Delivery [*CTR].

3.1    The Aircraft Basic Price for each of the Revised Delivery Aircraft [*CTR]. For the avoidance of doubt, Boeing agrees to [*CTR] the Aircraft Basic Price for the Revised Delivery Aircraft for [*CTR].

PA No. 3735                                                SA-9
Attachment A to AAL-PA-03735-LA-1801206
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2    If the delivery of the Revised Delivery Aircraft [*CTR] in the Revised Contract Delivery Month, then [*CTR] in accordance with and subject to the terms and conditions of the Purchase Agreement (that is, if the Purchase Agreement [*CTR]).

3.3.    The delivery [*CTR] for the Revised Delivery Aircraft will [*CTR] the Aircraft Basic Price in accordance with Sections 3.1 and 3.2, above.

4.	Advance Payments.

Advance Payments for the Revised Delivery Aircraft are [*CTR] Letter Agreement AAL-PA-03735-LA-1106650R3 entitled “[*CTR]”. The Advance Payments for the Revised Delivery Aircraft will be paid per the Advance Payment Base Price as found on Table 1-2 [*CTR] as set forth in Section 3.1 of this Letter Agreement.

5.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.

AAL-PA-03735-LA-1801206                                SA-9
[*CTR]                                            Page 2 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2016

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Vice President and Treasurer

AAL-PA-03735-LA-1801206                                SA-9
[*CTR]                                            Page 3 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

Attachment A to AAL-PA-03735-LA-1801206
	Original Contract Delivery Month	Original Contract Delivery Month
1	[*CTR]	[*CTR]
2	[*CTR]	[*CTR]
3	[*CTR]	[*CTR]
4	[*CTR]	[*CTR]
5	[*CTR]	[*CTR]
6	[*CTR]	[*CTR]
7	[*CTR]	[*CTR]
8	[*CTR]	[*CTR]
9	[*CTR]	[*CTR]
10	[*CTR]	[*CTR]
11	[*CTR]	[*CTR]
12	[*CTR]	[*CTR]
13	[*CTR]	[*CTR]
14	[*CTR]	[*CTR]
15	[*CTR]	[*CTR]
16	[*CTR]	[*CTR]
17	[*CTR]	[*CTR]
18	[*CTR]	[*CTR]
19	[*CTR]	[*CTR]
20	[*CTR]	[*CTR]
21	[*CTR]	[*CTR]
22	[*CTR]	[*CTR]
23	[*CTR]	[*CTR]
24	[*CTR]	[*CTR]
25	[*CTR]	[*CTR]
26	[*CTR]	[*CTR]
27	[*CTR]	[*CTR]
28	[*CTR]	[*CTR]
29	[*CTR]	[*CTR]
30	[*CTR]	[*CTR]
31	[*CTR]	[*CTR]
32	[*CTR]	[*CTR]
33	[*CTR]	[*CTR]
34	[*CTR]	[*CTR]
35	[*CTR]	[*CTR]
36	[*CTR]	[*CTR]
37	[*CTR]	[*CTR]
38	[*CTR]	[*CTR]
39	[*CTR]	[*CTR]
40	[*CTR]	[*CTR]

PA No. 3735                                                SA-9
Attachment A to AAL-PA-03735-LA-1801206
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

AAL-PA-03735-LA-1106650R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1.[*CTR].
[*CTR]:

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
2.    [*CTR].
[*CTR].
3.    [*CTR].
3.1    [*CTR].

AAL-PA-03735-LA-1106650R3                                    SA-9
[*CTR]                                                LA Page 1 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2    The parties agree that on the SA-3 Effective Date, [*CTR] in accordance with Section 2 of this Letter Agreement [*CTR] the SA-3 Effective Date.
4.    [*CTR].
4.1    Notwithstanding anything in Sections 1 through 3 above or the [*CTR], Customer will [*CTR] for the [*CTR] of Supplemental Agreement No. 9, and [*CTR]. [*CTR]. All [*CTR].
4.2    Notwithstanding anything to the contrary in this Letter Agreement, [*CTR].
5.    Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
6.    Assignment.
6.1    Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
6.2    [*CTR].
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

AAL-PA-03735-LA-1106650R3                                    SA-9
[*CTR]                                                LA Page 2 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2018

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President and Treasurer

AAL-PA-03735-LA-1106650R3                                    SA-9
[*CTR]                                                LA Page 3 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

AAL‑PA‑03735‑LA‑1106651R1
American Airlines, Inc.
P.O. Box 619616
Dallas‑Fort Worth Airport, Texas 75261‑9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [*CTR].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R4 and Table 1-2 to the Purchase Agreement as of the date of execution of this Letter Agreement, [*CTR].
2.    Delivery.
The number of Option Aircraft and the [*CTR] is listed in Attachment A(R1) to this Letter Agreement. No later than [*CTR] in each calendar year, Boeing will provide written notice setting forth [*CTR] with a [*CTR] in such calendar year. Such notice will constitute an amendment to Attachment A(R1).
3.    Configuration.
3.1    Subject to the provisions of Section 3.2 below, the configuration for the [*CTR] will be the Detail Specification for the Aircraft at the revision level in effect at the time of Limited Scope Supplemental Agreement (as defined in Section 7 below). Such Detail Specification will be revised to include:
(i)    [*CTR],
(ii)    [*CTR], and
(iii)     [*CTR].
3.2    Boeing reserves the right to [*CTR] the [*CTR] starting from a [*CTR]; so long as Boeing can achieve the same configuration which would result pursuant to the provisions of Section 3.1.

AAL‑PA‑03735‑LA‑1106651R1    SA-9
[*CTR]    Page 1 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.    Price.
4.1    The [*CTR] Aircraft Basic Price for each of the [*CTR] are identified in Attachment A(R1) to this Letter Agreement.
4.2    The [*CTR] Aircraft Basic Price for each of the [*CTR] shall be [*CTR].
4.3    The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Limited Scope Supplemental Agreement.
5.    Payment.
5.1    [*CTR].
5.2    [*CTR].
5.3    [*CTR].
6.    [*CTR].
[*CTR].
7.    Limited Scope Supplemental Agreement.
[*CTR].
8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
9.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

AAL‑PA‑03735‑LA‑1106651R1    SA-9
[*CTR]    Page 2 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2018

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President and Treasurer

AAL‑PA‑03735‑LA‑1106651R1    SA-9
[*CTR]    Page 3 of 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust: CFMLEAP-1B25	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:	$[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:	$*CTR]
Sub-Total of Airframe and Features:	$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	$[*CTR]	Base Year Index (CPI):	[*CTR]
Buyer Furnished Equipment (BFE) Estimate:	$[*CTR]
Seller Purchased Equipment (SPE) Estimate:	$[*CTR]
LIFT Seats Provided by Boeing (Estimate):	$[*CTR]
Deposit per Aircraft:	$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2022	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2023	1	[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 3
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 4
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 5
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2026	1	[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 6
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 7
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2027	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2028		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2028		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2028	1	[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2028		[*CTR]	Yes	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2028		[*CTR]	No	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

Total:    57

SA-9
AAL-PA-03735 108567-1O.txt                        Boeing Proprietary                                Page 8
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]